UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2019

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SHENANDOAH TELECOMMUNICATIONS CO/VA/

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way, P.O. Box 459

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

       On October 29, 2019, the Board of Directors of Shenandoah Telecommunications Company (the “Company”) authorized a share repurchase program, under which the Company may purchase up to an aggregate of $80 million of the Company’s outstanding common stock. The share repurchase program will become effective November 4, 2019. While the share repurchase program does not have an expiration date, management expects to fully complete the program within the next twelve months. Shares may be purchased from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases, including under plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, privately negotiated transactions, or other means. The share repurchase program may be suspended, discontinued or terminated at any time at the Company’s discretion.

       Additionally, on October 29, 2019, the Company’s Board of Directors declared a cash dividend of $0.29 per share. The dividend will be payable December 2, 2019, to stockholders of record as of the close of business on November 14, 2019.

       On October 30, 2019, the Company issued a press release related to the share repurchase program and the cash dividend, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 30, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS CO/VA/

Date: October 30, 2019	By:	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer (Principal Financial Officer)